UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23492

Investment Company Act file number

Franklin BSP Private Credit Fund
(Exact name of registrant as specified in charter)

9 West 57th Street, 49th Floor, Suite 4920

New York, New York 10019
(Address of principal executive offices) (Zip code)

Franklin BSP Private Credit Fund

9 West 57th Street, 49th Floor, Suite 4920

New York, New York 10019
(Name and address of agent for service)

(212) 588-6770

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2024

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report     June 30, 2024

FRANKLIN BSP

PRIVATE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

II	Franklin BSP Private Credit Fund

Dear Shareholder,

We are pleased to announce Q2 2024 results for the Franklin BSP Private Credit Fund (“FBSPX” or the “Fund”). The Fund was launched in Q4 2022 and has grown to $134.4 million1 in managed assets. Benefit Street Partners (“BSP”) believes that its platform offers the Fund and its investors access to best ideas across the credit spectrum and the capital structure. The Fund delivered strong year-to-date returns and generated 5.2% net total return through June 30, 2024, bringing since inception annualized net performance to 10.3%.

Investment Philosophy:

The Fund offers broad exposure across various credit focused strategies utilizing BSP’s extensive experience deploying capital through multiple business cycles. The Fund seeks to generate attractive risk-adjusted returns with consistent current income by investing primarily in private credit investments, including directly originated loans to middle market companies in the U.S. (typically with annual EBITDA of between $25-$100 million), commercial real estate, special situations, and structured credit. Investors are able to gain direct exposure to a balanced portfolio of potentially higher yielding alternative credit, targeting attractive opportunities across the credit spectrum.

BSP’s multi-strategy credit experience provides the Fund with flexibility to invest across the capital structure with a dynamic approach to asset allocation in order to take advantage of the best risk adjusted returns. FBSPX has a core allocation to direct lending, a dedicated liquidity allocation with exposure primarily to high yield bonds and broadly syndicated leveraged loans, and an opportunistic allocation designed to nimbly capitalize on attractive themes including special situations, commercial real estate, and structured credit.

Portfolio Update and Market Outlook:

During the first half of 2024, the broadly syndicated loan (“BSLs”) market experienced a resurgence in activity, reaching a multi-year high. However, re-pricings became increasingly prevalent, while the volume of new loan issuance hit a historic low. This lack of a new supply of BSLs combined with accelerated repayments caused the total size of the syndicated loan market to shrink from its peak in 2022. Conversely, the demand for BSLs by investors surged, fueled by new issuance Collateralized Loan Obligations (“CLOs”), which account for 70% of investor participation. This imbalance between supply and investor demand drove a compression in spreads and rally in loan prices.

Furthermore, throughout 2024, direct lenders faced margin compression as syndicated lenders recaptured market share. To remain competitive, direct lenders lowered their rates, especially in the upper middle market, leading to a significant narrowing of the pricing gap between direct lending and broadly syndicated loans. Given this compression theme we saw within direct lending, we strategically reallocated our portfolio toward asset classes offering better relative value. By the end of Q2 2024, our allocation to direct lending exposure stood at 28%, down from a peak of 43% at the end of January 2024. This reduction was not driven by active paydowns of existing direct lending positions; rather we chose to deploy new capital into other asset classes which offer more compelling value. While we plan to gradually increase the direct lending allocation in the portfolio, we are being selective in our underwriting approach.

1 As of July 31, 2024

Franklin BSP Private Credit Fund	III

Elsewhere in the broader private credit space, we are seeing attractive investment opportunities arise, particularly within the Commercial Real Estate sector, where we expect to deploy capital over the next two quarters. Our focus will primarily be on residential multi-family loans, rather than office loans, which we believe will encounter additional headwinds and volatility. Most recently, the Fund committed to two construction loans supporting new condominium developments in New Jersey and Florida, and we anticipate additional investments, targeting a 10-15% allocation by year-end.

Within structured credit, our focus is on investment-grade tranches of CLOs (rated BBB- and above). At the end of Q2, structured credit accounted for 5.1% of the portfolio, up from 4.1% at the end of Q1. Additionally, we anticipate increasing our current 3.3% allocation to special situations in the second half of the year, as more companies in the syndicated loan market engage in aggressive liability management and seek new funding for balance sheet restructuring.

We remain focused on being nimble in the current backdrop of exuberant risk appetite. We will continue rebalancing the portfolio as needed to seek the best relative value across asset classes and attempt to generate superior risk-adjusted returns for our investors. On behalf of everyone at Benefit Street Partners, I want to thank you for your continued partnership and ongoing investment with the firm. Please do not hesitate to reach out to anyone on the team with any questions you may have.

Sincerely,

Richard J. Byrne

Chief Executive Officer and President

This document does not constitute advice or a recommendation or offer to sell or a solicitation to deal in any security or financial product. It is provided for information purposes only and on the understanding that the recipient has sufficient knowledge and experience to be able to understand and make their own evaluation of the proposals and services described herein, any risks associated therewith and any related legal, tax, accounting or other material considerations. To the extent that the reader has any questions regarding the applicability of any specific issue discussed above to their specific portfolio or situation, prospective investors are encouraged to contact Benefit Street Partners or consult with the professional advisor of their choosing.

Except where otherwise indicated, the information contained in this presentation is based on matters as they exist as of the date of preparation of such material and not as of the date of distribution or any future date. Recipients should not rely on this material in making any future investment decision.

There is no guarantee that the investment objectives will be achieved. Moreover, past performance is not a guarantee or indicator of future results.

Certain information contained herein constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events, results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Nothing contained herein may be relied upon as a guarantee, promise, assurance or a representation as to the future.

IV	Franklin BSP Private Credit Fund

Schedule of investments (Unaudited)

June 30, 2024

Franklin BSP Private Credit Fund
Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Collateralized Securities — 6.0%
CLO Debt — 6.0%
Frontier Issuer, LLC 24-1 C (c)(e)	Telecom	11.16%, 6/20/2054	$1,000,000	$999,810
Generate CLO, Ltd. 23-11A D (c)(d)(e)	Diversified Investment Vehicles	S+5.75% (11.08%), 4/20/2035	500,000	504,383
Golub Capital Partners Short Duration 22-1A DR (c)(d)(e)	Diversified Investment Vehicles	S+4.60% (9.95%), 7/25/2033	1,500,000	1,500,000
HalseyPoint CLO II, Ltd. 20-2A D2R (c)(d)(e)	Diversified Investment Vehicles	S+5.00% (10.30%), 7/20/2037	1,000,000	990,000
Morgan Stanley Eaton Vance CLO, Ltd. 23-19A D (c)(d)(e)	Diversified Investment Vehicles	S+5.50% (10.83%), 7/20/2036	1,000,000	1,020,300
Wind River CLO, Ltd. 18-3A D (c)(d)(e)	Diversified Investment Vehicles	S+2.95% (8.54%), 1/20/2031	250,000	243,584
Ziply Fiber Issuer, LLC 24-1A C (c)(e)	Diversified Investment Vehicles	11.17%, 4/20/2054	1,000,000	999,800
Total CLO Debt (Cost $6,222,532)				$6,257,877
Total Collateralized Securities (Cost $6,222,532)				$6,257,877
Senior Secured First Lien Debt — 106.3%
Bank Loans — 96.6%
Adelaide Borrower, LLC (d)(e)	Software/ Services	S+6.76% (12.09%) 3.38% PIK, 5/8/2030	$1,811,621	$1,776,139
Adelaide Borrower, LLC (d)(e)(f)	Software/ Services	S+6.26%, 3.13% PIK, 5/8/2031	—	(4,035)
Adelaide Borrower, LLC (d)(e)(f)	Software/ Services	S+6.26%, 3.13% PIK, 5/8/2031	—	(5,053)
Alchemy US Holdco 1, LLC (d)	Industrials	S+7.32% (12.83%), 10/10/2025	702,915	699,576
Alchemy US Holdco 1, LLC (d)	Industrials	S+6.00% (11.51%), 10/10/2025	981,250	973,891
Allied Benefit Systems Intermediate, LLC (d)(e)	Business Services	S+5.25% (10.58%), 10/31/2030	3,161,078	3,161,078
Allied Benefit Systems Intermediate, LLC (d)(e)(f)	Business Services	S+5.25%, 10/31/2030	—	—
Altice Financing, SA (d)	Telecom	S+5.00% (10.33%), 10/29/2027	1,486,234	1,275,679
American Auto Auction Group, LLC (d)	Transportation	S+5.00% (10.49%), 12/30/2027	748,082	746,025
Amneal Pharmaceuticals, LLC (d)	Healthcare	S+5.50% (10.84%), 5/4/2028	745,283	748,696
Apollo Commercial Real Estate Finance, Inc. (d)	Financials	S+3.50% (8.96%), 3/11/2028	500,000	481,250

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	1

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Aramsco, Inc. (d)	Business Services	S+4.75% (10.09%), 10/10/2030	$849,327	$848,265
Aramsco, Inc. (d)(f)	Business Services	S+4.75%, 10/10/2030	—	(186)
Arches Buyer, Inc. (d)	Publishing	S+3.25% (8.69%), 12/6/2027	997,416	952,842
Artera Services, LLC (d)	Utilities	S+4.50% (9.84%), 2/18/2031	748,125	750,796
Avalara, Inc. (d)(e)	Software/ Services	S+7.25% (12.59%), 10/19/2028	502,000	502,000
Avalara, Inc. (d)(e)(f)	Software/ Services	S+7.25%, 10/19/2028	—	—
Azurite Intermediate Holdings, Inc. (d)(e)	Software/ Services	S+6.50% (11.84%), 3/19/2031	515,625	86,326
Azurite Intermediate Holdings, Inc. (d)(e)(f)	Software/ Services	S+6.50% (11.84%), 3/19/2031	750,000	1,155,001
Azurite Intermediate Holdings, Inc. (d)(e)(f)	Software/ Services	S+6.50%, 3/19/2031	—	(2,700)
Bally‘s Corp. (d)	Gaming/ Lodging	S+3.25% (8.84%), 10/2/2028	995,534	943,896
BEP Intermediate Holdco, LLC (d)	Business Services	S+3.75% (9.09%), 4/25/2031	750,000	751,875
BIFM CA Buyer, Inc. (d)	Business Services	S+4.25% (9.59%), 5/31/2028	748,125	750,930
Blackhawk Network Holdings, Inc. (d)	Consumer	S+5.00% (10.34%), 3/12/2029	2,000,000	2,003,760
Brand Industrial Services, Inc. (d)	Business Services	S+4.50% (9.83%), 8/1/2030	496,256	497,636
Carroll County Energy, LLC (d)	Utilities	S+4.00% (9.34%), 6/24/2031	500,000	498,750
CI (Maroon) Holdings, LLC (d)	Chemicals	S+4.00% (9.34%), 3/3/2031	500,000	501,875
CMI Marketing, Inc. (d)	Media/ Entertainment	S+4.25% (9.71%), 3/23/2028	1,246,787	1,217,175
Cornerstone Building Brands, Inc. (d)	Industrials	S+4.50% (9.83%), 5/15/2031	500,000	495,835
CPV Shore Holdings, LLC (d)	Utilities	S+3.75% (9.35%), 12/29/2025	1,081,506	1,020,899
Crisis Prevention Institute, Inc. (d)	Education	S+4.75% (10.09%), 4/9/2031	1,000,000	1,000,830
Crown Subsea Communications Holdings, Inc. (d)	Telecom	S+4.75% (10.08%), 1/30/2031	500,000	500,415

The accompanying notes are an integral part of these financial statements.

2	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Delivery Hero Finco, LLC (d)	Food & Beverage	S+5.00% (10.32%), 12/12/2029	$997,500	$1,004,483
Demakes Borrower, LLC (d)(e)	Food & Beverage	S+6.25% (11.55%), 12/12/2029	999,975	977,276
Demakes Borrower, LLC (d)(e)(f)	Food & Beverage	S+6.25%, 12/12/2029	—	(6,424)
Directv Financing, LLC (d)	Media/ Entertainment	S+5.00% (10.46%), 8/2/2027	635,165	635,800
Division Holding Corp. (d)	Business Services	S+4.75% (10.21%), 5/26/2028	458,416	455,551
DXP Enterprises, Inc. (d)	Business Services	S+4.75% (10.16%), 10/15/2030	744,375	748,097
Eastern Power, LLC (d)	Utilities	S+5.25% (10.58%), 4/3/2028	1,000,000	993,800
ECL Entertainment, LLC (d)	Gaming/ Lodging	S+4.00% (9.34%), 8/31/2030	746,250	748,116
Element Material Technology Group US Holding, Inc. (d)	Business Services	S+4.25% (9.69%), 7/6/2029	340,377	341,371
Element Material Technology Group US Holding, Inc. (d)	Business Services	S+4.25% (9.69%), 7/6/2029	157,097	157,556
Epic Y-grade Services, LP (d)	Energy	S+5.75% (11.05%), 6/29/2029	1,000,000	997,970
eResearchTechnology, Inc. (d)	Healthcare	S+4.00% (9.34%), 2/4/2027	248,705	249,814
Faraday Buyer, LLC (d)(e)	Utilities	S+6.00% (11.33%), 10/11/2028	345,156	339,116
Faraday Buyer, LLC (d)(e)	Utilities	S+6.00% (11.34%), 10/11/2028	73,445	72,160
Faraday Buyer, LLC (d)(e)(f)	Utilities	S+6.00%, 10/11/2028	—	(822)
Fiesta Purchaser, Inc. (d)	Food & Beverage	S+4.00% (9.34%), 2/12/2031	750,000	754,605
First Brands Group, LLC (d)	Consumer	S+5.00% (10.59%), 3/30/2027	1,739,898	1,726,309
Fitness International, LLC (d)	Consumer	S+5.25% (10.58%), 2/12/2029	748,125	750,930
Gainwell Acquisition Corp. (d)	Healthcare	S+4.00% (9.44%), 10/1/2027	990,412	957,808
Geon Performance Solutions, LLC (d)	Chemicals	S+4.25% (9.85%), 8/18/2028	495,005	495,935
Getty Images, Inc. (d)	Business Services	S+4.50% (9.94%), 2/19/2026	472,370	471,497

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	3

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Global Medical Response, Inc. (d)	Healthcare	S+5.50% (10.85%), 10/31/2028	$747,937	$723,069
Green Energy Partners/Stonewall, LLC (d)(e)	Utilities	S+6.00% (11.60%), 11/12/2026	2,727,164	2,727,164
Ground Penetrating Radar Systems, LLC (d)(e)	Business Services	S+5.76% (11.05%) 2.88% PIK, 4/2/2031	824,000	812,028
Ground Penetrating Radar Systems, LLC (d)(e)(f)	Business Services	S+5.75%, 4/2/2031	—	(1,526)
Ground Penetrating Radar Systems, LLC (d)(e)(f)	Business Services	S+5.76%, 2.88% PIK, 4/2/2031	—	(2,848)
Higginbotham Insurance Agency, Inc. (d)(e)	Financials	S+5.50% (10.94%), 11/24/2028	1,563,509	1,563,509
Higginbotham Insurance Agency, Inc. (d)(e)(f)	Financials	S+4.75% (10.09%), 11/24/2028	116,937	116,937
IW Buyer, LLC (d)(e)	Industrials	S+6.75% (12.19%), 6/28/2029	1,117,543	1,117,543
IW Buyer, LLC (d)(e)(f)	Industrials	S+6.75%, 6/28/2029	23,091	23,091
IXS Holdings, Inc. (d)	Transportation	S+4.25% (9.70%), 3/5/2027	896,265	869,234
J&K Ingredients, LLC (d)(e)	Food & Beverage	S+6.50% (11.84%), 11/16/2028	1,119,375	1,094,861
JFL-Tiger Acquisition Co., Inc. (d)	Business Services	S+4.50% (9.83%), 10/17/2030	746,250	746,869
Jump Financial, LLC (d)	Financials	S+4.50% (10.10%), 8/7/2028	2,223,366	2,215,028
Keel Platform, LLC (d)(e)	Industrials	S+5.25% (10.59%), 1/19/2031	1,575,053	1,552,889
Keel Platform, LLC (d)(e)(f)	Industrials	S+5.25%, 1/19/2031	—	(6,473)
Kuehg Corp. (d)	Education	S+4.50% (9.84%), 6/12/2030	993,134	996,243
LifePoint Health, Inc. (d)	Healthcare	S+4.75% (10.06%), 11/16/2028	249,375	250,560
Lightstone Holdco, LLC (d)	Utilities	S+5.75% (11.08%), 1/29/2027	1,877,197	1,844,046
Lightstone Holdco, LLC (d)	Utilities	S+5.75% (11.08%), 1/29/2027	106,185	104,310
Liquid Tech Solutions Holdings, LLC (d)(e)	Industrials	S+4.75% (10.21%), 3/20/2028	2,333,430	2,333,430
LSF12 Donnelly Bidco, LLC (d)(e)	Industrials	S+6.50% (11.84%), 10/2/2029	1,116,563	1,092,110
LTI Holdings, Inc. (d)	Industrials	S+4.75% (10.21%), 7/24/2026	497,389	491,152

The accompanying notes are an integral part of these financial statements.

4	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Magnite, Inc. (d)	Technology	S+4.50% (9.84%), 2/6/2031	$997,500	$1,000,413
Max US Bidco, Inc. (d)	Food & Beverage	S+5.00% (10.34%), 10/3/2030	997,500	937,989
Mckissock Investment Holdings, LLC (d)	Education	S+5.00% (10.33%), 3/12/2029	1,119,375	1,121,479
MH Sub I, LLC (d)	Business Services	S+4.25% (9.59%), 5/3/2028	742,500	741,260
Michael Baker International, LLC (d)	Industrials	S+4.75% (10.09%), 12/1/2028	1,000,000	1,001,250
MPH Acquisition Holdings, LLC (d)	Healthcare	S+4.25% (9.86%), 9/1/2028	1,238,830	1,025,751
Neptune Bidco US, Inc. (d)	Publishing	S+5.00% (10.41%), 4/11/2029	750,000	704,685
New Fortress Energy, Inc. (d)	Utilities	S+5.00% (10.33%), 10/30/2028	1,247,494	1,211,853
Nexus Buyer, LLC (d)	Financials	S+4.50% (9.84%), 12/13/2028	1,496,250	1,495,876
NGL Energy Operating, LLC (d)	Energy	S+4.50% (9.84%), 2/3/2031	748,125	749,861
Nielsen Consumer, Inc. (d)	Business Services	S+4.75% (10.08%), 3/6/2028	500,000	499,790
OneDigital Borrower, LLC (d)	Financials	S+4.25% (9.75%), 11/16/2027	997,442	993,702
Onex TSG Intermediate Corp. (d)	Healthcare	S+4.75% (10.35%), 2/28/2028	248,718	247,681
Oregon Clean Energy, LLC (d)	Utilities	S+4.00% (9.33%), 6/26/2030	500,000	501,250
PetVet Care Centers, LLC (d)(e)	Healthcare	S+6.00% (11.34%), 11/15/2030	1,723,351	1,691,986
PetVet Care Centers, LLC (d)(e)(f)	Healthcare	S+6.00%, 11/15/2030	—	(4,113)
PetVet Care Centers, LLC (d)(e)(f)	Healthcare	S+6.00%, 11/15/2029	—	(4,113)
PODS, LLC (d)	Paper & Packaging	S+3.00% (8.59%), 3/31/2028	748,077	707,120
Prometric Holdings, Inc. (d)	Education	S+4.75% (10.21%), 1/31/2028	497,503	500,115
Pug, LLC (d)	Media/ Entertainment	S+4.75% (10.09%), 3/15/2030	985,196	983,659
Radar Bidco SARL (d)	Transportation	S+4.25% (9.56%), 4/4/2031	750,000	750,938

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	5

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Radiology Partners, Inc. (d)	Healthcare	S+5.00% (10.59%) 1.50% PIK, 1/31/2029	$1,395,434	$1,318,685
Reagent Chemical and Research, LLC (d)(e)	Chemicals	S+5.25% (10.58%), 4/30/2031	3,097,000	3,036,538
Reagent Chemical and Research, LLC (d)(e)(f)	Chemicals	S+5.75%, 4/30/2030	—	(7,525)
Recess Holdings, Inc. (d)	Consumer	S+4.50% (9.84%), 2/20/2030	748,125	752,180
Renaissance Holding Corp. (d)	Software/ Services	S+4.25% (9.60%), 4/8/2030	745,006	743,956
Resonetics, LLC (d)	Healthcare	S+3.75% (9.09%), 6/6/2031	750,000	750,938
Revere Power, LLC (d)	Utilities	S+4.25% (9.73%), 3/30/2026	1,147,163	1,047,360
Revere Power, LLC (d)	Utilities	S+4.25% (9.73%), 3/30/2026	100,524	91,779
Serrano Parent, LLC (d)(e)	Software/ Services	S+6.50% (11.83%), 5/12/2030	3,135,000	3,069,165
Serrano Parent, LLC (d)(e)(f)	Software/ Services	S+6.50%, 5/12/2030	—	(6,783)
Spirit Aerosystems, Inc. (d)	Industrials	S+4.25% (9.58%), 1/15/2027	497,468	500,080
SupplyOne, Inc. (d)	Paper & Packaging	S+4.25% (9.59%), 4/21/2031	748,125	748,596
Symplr Software, Inc. (d)	Software/ Services	S+4.50% (9.93%), 12/22/2027	497,429	464,564
Touchdown Acquirer, Inc. (d)	Industrials	S+4.00% (9.33%), 2/21/2031	410,000	411,283
Touchdown Acquirer, Inc. (d)(f)	Industrials	S+4.00%, 2/7/2031	—	282
Triton Water Holdings, Inc. (d)	Food & Beverage	S+4.00% (9.33%), 3/31/2028	746,250	747,959
Truck Hero, Inc. (d)	Transportation	S+5.00% (10.46%), 1/31/2028	498,750	496,570
US Anesthesia Partners, Inc. (d)	Healthcare	S+4.25% (9.69%), 10/2/2028	996,160	953,963
Vaco Holdings, LLC (d)	Business Services	S+5.00% (10.49%), 1/22/2029	997,442	988,296
Victory Buyer, LLC (d)	Industrials	S+3.75% (9.34%), 11/20/2028	996,180	954,878
Vistage Worldwide, Inc. (d)	Business Services	S+4.75% (10.09%), 7/13/2029	497,468	497,468

The accompanying notes are an integral part of these financial statements.

6	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
Volunteer AcquisitionCo, LLC (d)(e)(f)	Industrials	S+6.50%, 9/1/2029	$—	$(6,858)
Volunteer AcquisitionCo, LLC (d)(e)	Industrials	S+6.50% (11.83%), 9/1/2029	3,795,237	3,713,640
Volunteer AcquisitionCo, LLC (d)(e)(f)	Industrials	S+6.50%, 9/1/2029	—	(13,717)
WaterBridge Midstream Operating, LLC (d)	Energy	S+4.75% (10.09%), 6/21/2029	1,750,000	1,736,875
Waterbridge NDB Operating, LLC (d)	Energy	S+4.50% (9.83%), 5/10/2029	1,000,000	1,004,170
Zayo Group Holdings, Inc. (d)	Telecom	S+4.33% (9.67%), 3/9/2027	995,545	873,860
Zendesk, Inc. (d)(e)	Software/ Services	S+6.25% (11.60%), 11/22/2028	547,910	547,910
Zendesk, Inc. (d)(e)(f)	Software/ Services	S+6.25%, 11/22/2028	—	—
Zendesk, Inc. (d)(e)(f)	Software/ Services	S+6.25%, 11/22/2028	—	—
Total Bank Loans (Cost $99,311,548)				$100,138,184
Corporate Bonds — 9.7%
Arches Buyer, Inc. (c)	Publishing	6.13%, 12/1/2028	$750,000	$622,275
Aston Martin Capital Holdings Limited (c)	Consumer	10.00%, 3/31/2029	500,000	492,643
Brightline East, LLC (c)	Transportation	11.00%, 1/31/2030	2,000,000	1,822,580
Dish Network Corp. (c)	Cable	11.75%, 11/15/2027	1,500,000	1,470,675
Global Medical Response, Inc. (c)	Healthcare	10.00%, 1.25% PIK, 10/31/2028	750,000	732,412
Graftech Global Enterprises, Inc. (c)	Industrials	9.88%, 12/15/2028	1,500,000	1,104,786
Level 3 Financing, Inc. (c)	Telecom	10.50%, 5/15/2030	750,000	745,312
New Fortress Energy, Inc. (c)	Utilities	6.50%, 9/30/2026	1,000,000	920,500
Samarco Mineracao, SA (c)	Industrials	9.00% PIK, 6/30/2031	2,309,826	2,142,941
Total Corporate Bonds (Cost $10,148,327)				$10,054,124
Total Senior Secured First Lien Debt (Cost $109,459,875)				$110,192,308
Senior Secured Second Lien Debt — 4.3%
Bank Loans — 4.3%
Edelman Financial Center, LLC (d)	Financials	S+5.25% (10.59%), 10/6/2028	$1,000,000	$999,840
IDERA, Inc. (d)(e)	Technology	S+6.75% (12.23%), 3/2/2029	503,049	483,983
Nexus Buyer, LLC (d)	Financials	S+6.25% (11.69%), 11/5/2029	750,000	745,688
OneDigital Borrower, LLC (d)	Financials	S+5.25% (10.58%), 6/12/2032	1,000,000	995,000

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	7

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/ Maturity (b)	Principal/ Numbers of Shares	Fair Value
RealPage, Inc. (d)	Software/ Services	S+6.50% (11.96%), 4/23/2029	$1,266,585	$1,231,754
Total Bank Loans (Cost $4,475,972)				$4,456,265
Total Senior Secured Second Lien Debt (Cost $4,475,972)				$4,456,265
Total Investments — 116.6% (Cost $120,158,379)				$120,906,450
Liabilities in Excess of Other Assets — (16.6)%				(17,194,816)
Total Net Assets — 100.0%				$103,711,634

Percentages are stated as a percent of net assets.

(a)	Unless otherwise indicated, all investments in the schedule of investments are non-affiliated, non-controlled investments.

(b)	The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, the Fund has provided the spread over the relevant reference rate and the current interest rate in effect at June 30, 2024. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities, the all-in rate is disclosed within parentheses.

(c)	Security may be subject to legal restrictions on sales. The aggregate value of these securities at June 30, 2024 was $16,312,001, which represented 15.7% of net assets.

(d)	Variable rate security. Actual reference rates may vary based on the reset date of the security.

(e)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.

(f)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. The negative fair value, if applicable, is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. Please refer to Note 7 for additional details.

The accompanying notes are an integral part of these financial statements.

8	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Schedule of investments (Unaudited) (cont’d)

June 30, 2024

Franklin BSP Private Credit Fund

The following table presents additional information regarding restricted securities:

Portfolio Company	Acquisition Date	Cost
Arches Buyer, Inc.	06/05/2024	$ 608,284
Aston Martin Capital Holdings Limited	05/23/2024	486,522
Brightline East, LLC	04/25/2024	1,940,007
Dish Network Corp.	05/09/2024	1,493,483
Frontier Issuer, LLC 24-1 C	06/06/2024	999,810
Generate CLO, Ltd. 23-11A D	05/26/2023	501,675
Global Medical Response, Inc.	05/22/2024	735,278
Golub Capital Partners Short Duration 22-1A DR	06/07/2024	1,500,000
Graftech Global Enterprises, Inc.	10/20/2023	1,163,210
HalseyPoint CLO II, Ltd. 20-2A D2R	06/24/2024	990,000
Level 3 Financing, Inc.	05/17/2024	740,761
Morgan Stanley Eaton Vance CLO, Ltd. 23-19A D	05/22/2023	1,001,751
New Fortress Energy, Inc.	06/14/2024	925,117
Samarco Mineracao, SA	02/08/2024	2,055,665
Wind River CLO, Ltd. 18-3A D	05/18/2023	229,545
Ziply Fiber Issuer, LLC 24-1A C	03/20/2024	999,751
		$16,370,859

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	9

Statement of assets and liabilities

As of June 30, 2024 (Unaudited)

Assets:

Cash and cash equivalents	$2,345,327
Investments, at fair value (cost $120,158,379)	120,906,450
Receivable for investment securities sold	781,292
Interest receivable	2,471,904
Receivable for fund shares sold	15,642,332
Other assets	18,348
Total Assets	142,165,653
Liabilities:
Credit facility (net of deferred financing costs of $111,141)	22,688,859
Payable for investment securities purchased	14,915,397
Incentive fees	606,190
Interest payable	143,800
Accrued expenses	99,220
Accrued distribution fees	553
Total Liabilities	38,454,019
Net Assets	$103,711,634
Net Assets Consist of:
Capital stock	$102,192,165
Total distributable earnings	1,519,469
Net Assets	$103,711,634
Class A
Net assets	$1,404,057
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	135,422
Class A net asset value, offering and redemption price per share	$10.37
Advisor Class
Net assets	$102,307,577
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	9,856,110
Advisor Class net asset value, offering and redemption price per share	$10.38

The accompanying notes are an integral part of these financial statements.

10	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Statement of operations

Period Ended June 30, 2024 (Unaudited)

Investment Income:

Interest income	$4,723,083
Total Investment Income	4,723,083
Expenses:
Interest and credit facility fees	690,485
Incentive fees on income (See Note 4)	439,689
Management fees (See Note 4)	411,738
Fund accounting and administration fees (see Note 4)	258,347
Professional fees	251,096
Trustee fees	78,260
Transfer agency fees	59,966
Distribution fees - Class A (See Note 4)	1,916
Other expenses	108,135
Total Expenses before Adviser Reimbursement	2,299,632
Expenses waived/reimbursed by Adviser (See Note 4)	(666,784)
Total Net Expenses	1,632,848
Net Investment Income	3,090,235
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	381,796
Net change in unrealized depreciation on investments	(146,886)
Net Realized and Unrealized Gain (Loss):	234,910
Net Increase in Net Assets Resulting from Operations	$3,325,145

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	11

Statements of changes in net assets

	Period Ended	Year Ended
	June 30, 2024	December 31,
	(Unaudited)	2023
Operations:
Net investment income	$3,090,235	$3,242,480
Net realized gain on investments	381,796	1,018,111
Net change in unrealized appreciation (depreciation) on investments	(146,886)	886,381
Change in Net Assets Resulting from Operations	3,325,145	5,146,972
Distributions to Shareholders:
Distributions — Class A	(36,597)	(10,698)
Distributions — Advisor Class	(2,976,067)	(4,093,791)
Change in Net Assets Resulting from Distributions to
Shareholders	(3,012,664)	(4,104,489)
Capital Share Transactions:
Proceeds from shares sold — Advisor Class	47,769,573	31,272,518
Proceeds from shares sold — Class A	1,182,578	87,912
Proceeds from reinvestment of distributions — Advisor Class	87,252	119,894
Proceeds from reinvestment of distributions — Class A	30,342	2,004
Cost of shares redeemed from repurchase offers — Advisor Class	(765,581)	(2,634,333)
Cost of shares redeemed from repurchase offers — Class A	—	—
Change in Net Assets from Capital Share Transactions	48,304,164	28,847,995
Total Change in Net Assets	48,616,645	29,890,478
Net Assets:
Beginning of period	55,094,989	25,204,511
End of period	$103,711,634	$55,094,989

The accompanying notes are an integral part of these financial statements.

12	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Statement of cash flows

Period Ended June 30, 2024 (Unaudited)

Cash Flows from Operating Activities

Net increase in net assets resulting from operations	$3,325,145
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized (gain)	(234,910)
Accretion of discount and amortization of premium	(245,547)
Amortization of deferred financing costs	60,017
Purchases of investments	(97,848,634)
Sales and repayments of investments	35,213,197
Changes in operating assets and liabilities:
Payable for investment securities purchased	14,399,538
Receivable for investment securities sold	6,642,167
Interest receivable	(1,400,174)
Other assets	10,775
Accrued distribution fees	(122)
Accrued expenses	48,653
Interest payable	88,590
Incentive fees	439,689
Net Cash Used in Operating Activities	(39,501,616)
Cash Flows from Financing Activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	33,564,319
Proceeds from debt	39,300,000
Payments on debt	(27,500,000)
Payments of deferred financing costs	(101,379)
Payment for shares redeemed from repurchase offers	(765,581)
Cash distributions to shareholders	(2,895,070)
Net Cash Provided by Financing Activities	41,602,289
Net Change in Cash	2,100,673
Cash and cash equivalents, beginning of period	244,654
Cash and cash equivalents, end of period	$2,345,327
Supplemental Infromation:
Distributions reinvested during the period	$117,594
Interest paid during the period	$541,878
Taxes, including excise tax, paid during the period	$—

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	13

Financial highlights

	Period Ended	Year Ended	Period Ended
	June 30,	December 31,	December 31,
	2024 (Unaudited)	2023	2022[1]
Franklin BSP Private Credit Fund — Class A
Net asset value, beginning of period	$10.30	$10.07	$10.00
Income from investment operations
Net investment income[2]	0.47	0.68	0.03
Net realized and unrealized gains	0.03	0.38	0.07
Total from investment operations	0.50	1.06	0.10
Distributions to shareholders
Net investment income	(0.43)	(0.67)	(0.03)
Net realized gains	—	(0.16)	—
Total distributions	(0.43)	(0.83)	(0.03)
Net asset value, end of period	$10.37	$10.30	$10.07
Total return[3]	4.94%[4]	10.84%	1.00%[4]
Supplement data and ratios:
Net Assets, End of Period (000’s)	$1,404	$192	$101
Ratio of Expenses to Average Net Assets
(Before Expense Waiver/Reimbursement)	7.66%[5,6]	7.51%[6]	10.37%[5,6]
Ratio of Expenses to Average Net Assets
(After Expense Waiver/Reimbursement)	5.52%[5,6]	3.90%[6]	2.75%[5,6]
Ratio of Net Investment Income (Loss) to Average Net
Assets (Before Expense Waiver/Reimbursement)	7.05%[5,6]	3.01%[6]	(6.32)%[5,6]
Ratio of Net Investment Income (Loss) to Average Net
Assets (After Expense Waiver/Reimbursement)	9.19%[5,6]	6.62%[6]	1.30%[5,6]
Portfolio Turnover Rate	39.79%[4]	144.79%	42.17%[4]

[1]	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period.
[3]	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This does not include the effect of any sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

14	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Financial highlights (cont’d)

	Period Ended	Year Ended	Period Ended
	June 30,	December 31,	December 31,
	2024 (Unaudited)	2023	2022[1]
Franklin BSP Private Credit Fund — Advisor Class
Net asset value, beginning of period	$10.31	$10.07	$10.00
Income from investment operations
Net investment income[2]	0.48	0.74	0.04
Net realized and unrealized gains	0.04	0.38	0.07
Total from investment operations	0.52	1.12	0.11
Distributions to shareholders
Net investment income	(0.45)	(0.72)	(0.04)
Net realized gains	—	(0.16)	—
Total distributions	(0.45)	(0.88)	(0.04)
Net asset value, end of period	$10.38	$10.31	$10.07
Total return[3]	5.16%[4]	11.48%	1.12%[4]
Supplement data and ratios:
Net Assets, End of Period (000’s)	$102,308	$54,903	$25,104
Ratio of Expenses to Average Net Assets
(Before Expense Waiver/Reimbursement)	6.95%[5,6]	6.68%[6]	9.87%[5,6]
Ratio of Expenses to Average Net Assets
(After Expense Waiver/Reimbursement)	4.94%[5,6]	3.42%[6]	2.25%[5,6]
Ratio of Net Investment Income (Loss) to Average Net
Assets (Before Expense Waiver/Reimbursement)	7.34%[5,6]	3.91%[6]	(5.82)%[5,6]
Ratio of Net Investment Income (Loss) to Average Net
Assets (After Expense Waiver/Reimbursement)	9.36%[5,6]	7.17%[6]	1.80%[5,6]
Portfolio Turnover Rate	39.79%[4]	144.79%	42.17%[4]

[1]	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period.
[3]	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
[4]	Not annualized.
[5]	Annualized.
[6]	Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization

Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously issues shares. The Fund is offering two classes of shares of the Fund: Advisor Class, with no sales load or distribution and shareholder servicing fee, and Class A shares, which may charge a sales load of up to 2.00% of the investor’s subscription and may charge an annual distribution and shareholder servicing fee of up to 0.50% per year. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reimbursements if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. The Fund’s investment activities are managed by Benefit Street Partners L.L.C (“BSP”, or the “Adviser”), and supervised by the Fund’s Board of Trustees (“Board” or “Board of Trustees”), a majority of whom are independent (as defined in the 1940 Act) of the Adviser and its affiliates.

The Fund is an “interval fund” pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). Under normal market conditions, the Fund will offer to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, the Shares should be considered illiquid.

The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. The Fund defines ‘risk-adjusted returns’ as the generation of realized and unrealized gains on a Shareholder’s investment relative to the risk associated with the risk profile of the Fund’s investments. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds.

2. Summary of significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Fund’s results of operations and financial condition for the periods presented. The Fund is an investment company and accordingly applies specific accounting and financial reporting requirements under Financial Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

16	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market deposit account. Cash and cash equivalents are carried at cost which approximates fair value.

Investment valuation and fair value measurement

The Board has delegated to the Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Fund may also obtain quotes with respect to certain of the Fund’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Fund determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined to be readily available, the Fund uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

With respect to investments for which market quotations are not readily available, the Valuation Designee undertakes a multi-step valuation process, as described below:

•	Each portfolio company or investment will be valued by the Valuation Designee, with assistance from one or more independent valuation firms;

•	The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

•	The Valuation Designee, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Valuation Designee’s own analysis. The Valuation Designee also has established a Valuation Committee to assist the Valuation Designee in carrying out its designated responsibilities, subject to oversight of the Board.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.

High Yield Corporate Bonds and certain other domestic debt securities are valued at the last reported bid prices supplied by an independent, third party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.

For investments in Collateralized Securities, the Valuation Designee models both the assets and liabilities of each Collateralized Securities’ capital structure. The model uses a waterfall engine to store the collateral data, generate cash flows from the assets, and distribute the cash flows to the liability structure based on the contractual priority of payments. The cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Valuation Designee considers broker quotations and/or comparable trade activity, which are considered as inputs to determining fair value when available.

If they are traded on the valuation date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, or such price is not readily available, the Fund will value the securities at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s Shares are determined as of such times.

NAV per Share will be determined daily by the Adviser on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. NAV per Share is determined on a class-specific basis, by dividing the total value of the Fund’s

18	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

The Fund’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded, and the reliability of the assumptions used to determine fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Fund determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 Inputs: Quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
•	Level 2 Inputs: Inputs other than quoted prices included in Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.
•	Level 3 Inputs: Unobservable inputs that reflect the entity’s own assumptions about the assumptions the market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following table presents fair value measurements of investments, by major class, as of June 30, 2024, according to the fair value hierarchy:

Description[1]	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Securities
CLO Debt	$—	$—	$6,257,877	$6,257,877
Total Collateralized Securities	—	—	6,257,877	6,257,877
Senior Secured First Lien Debt
Bank Loans	—	67,649,277	32,488,907	100,138,184
Corporate Bonds	—	10,054,124	—	10,054,124
Total Senior Secured First Lien Debt	—	77,703,401	32,488,907	110,192,308
Senior Secured Second Lien Debt
Bank Loans	—	3,972,282	483,983	4,456,265
Total Senior Secured Second Lien Debt	—	3,972,282	483,983	4,456,265
Total Assets	$—	$81,675,683	$39,230,767	$120,906,450

[1]	For further security characteristics, see the Fund’s Schedule of Investments.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs during the period ended June 30, 2024:

		Senior	Senior
		Secured	Secured
	Collateralized	First Lien	Second Lien
	Securities	Debt	Debt
Beginning Balance – January 1, 2024	$4,483,492	$22,068,321	$484,000
Acquisitions	4,493,941	10,607,657	733,664
Dispositions	(2,759,375)	(237,665)	(746,951)
Realized gain (loss)	37,220	6,283	45,763
Return of capital	—	(109,930)	—
Change in unrealized appreciation (depreciation)	2,599	154,241	(32,493)
Net transfers in/(out) of Level 3	—	—	—
Ending Balance – June 30, 2024	$6,257,877	$32,488,907	$483,983

As of June 30, 2024, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $6,782 for Collateralized Securities, $154,241 for Senior Secured First Lien Debt, and $(6,919) for Senior Secured Second Lien Debt.

20	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Significant unobservable inputs

The following table summarizes the significant unobservable inputs used to value the Level 3 investments as of June 30, 2024. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

				Range
		Primary Valuation	Unobservable			Weighted
Asset Category	Fair Value	Technique	Inputs	Minimum	Maximum	Average(a)
Collateralized
Securities	$2,768,067	Yield Analysis	Discount Margin	0.11%	4.15%	2.24%
Collateralized
Securities(b)	3,489,810	N/A	N/A	N/A	N/A	N/A
Senior Secured
First Lien Debt	25,338,773	Yield Analysis	Market Yield	9.59%	12.35%	11.32%
Senior Secured
First Lien Debt(b)	7,150,134	N/A	N/A	N/A	N/A	N/A
Senior Secured
Second Lien
Debt	483,983	Yield Analysis	Market Yield	12.86%	12.86%	12.86%
	$39,230,767

(a)	Weighted averages are calculated based on fair value of investments.
(b)	Investment(s) valued based on recent or pending transactions expected to close after the valuation date

There were no significant changes in valuation approach or technique as of June 30, 2024.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

Federal income taxes

The Fund has elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Distributions declared prior to the filing of the previous year’s tax return and paid up to twelve months after the previous tax year can be carried back to the prior tax year in determining the distributions paid in such tax year. The Fund intends to make sufficient distributions to maintain its ability to be subject to be taxed as a RIC each year. The Fund may be subject to federal excise tax imposed at a rate of 4% on certain undistributed amounts.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Distributions to shareholders

The Fund intends to distribute to its shareholders any net investment income monthly and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.

Foreign securities and currency transactions

The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Security transactions and investment income

Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.

Restricted securities

The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

3. Federal tax matters

As of June 30, 2024, unrealized appreciation and depreciation based on tax cost of investments was as follows:

For the period ended
June 30, 2024
Tax cost of investments	$120,158,379
Unrealized appreciation	1,308,095
Unrealized depreciation	(560,024)
Net unrealized appreciation (depreciation)	748,071

Provisions for federal income taxes or excise taxes have not been made because the Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

22	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the fiscal year ended December 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	Total
	Distributable	Paid In
	Earnings	Capital
2023	$162	$(162)

These differences primarily relate to non-deductible excise taxes paid.

For the year ended
December 31, 2023
Net unrealized appreciation (depreciation)	$894,957
Undistributed ordinary income	310,975
Undistributed long-term gain (capital loss carryover)	1,056
Distributable earnings	312,031
Other accumulated earnings (loss)	—
Total accumulated gain (loss)	$1,206,988

The tax character of distributions paid during the year ended December 31, 2023 and period ended December 31, 2022 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
2023	$4,104,489	$—	$—	$4,104,489
2022	$105,451	$—	$—	$105,451

As of December 31, 2023, the Company did not have any short-term or long-term capital loss carryforwards.

There is no tax liability from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2023, or for any other tax years which are open for exam. As of December 31, 2023, open tax years include the period ended December 31, 2022 and the year ended December 31, 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Related party transactions

Investment advisory agreement

The Fund is managed by BSP, a Delaware limited liability company, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions with respect to the Fund’s portfolio.

As compensation for its services, the Fund pays the Adviser a management fee, computed daily and paid monthly in arrears at an annual rate of 1.25% of the Fund’s average daily net assets. Commencing on March 28, 2024 and extending through April 30, 2025, the Adviser

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

and the Fund have entered into a fee waiver agreement, pursuant to which the Adviser agrees to waive the management fee. In addition to the asset based fee above, the Fund shall pay to the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and which is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. The calculation of the incentive fee on income for each quarter is as follows:

•	No incentive fee on income is payable to the Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50%, or 6.00% annualized (the “Preferred Return”), on net assets;
•	100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 1.71425% in any calendar quarter (6.86% annualized) is payable to the Adviser. This portion of our incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 12.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income reaches 1.71425% (6.86% annualized) in any calendar quarter; and
•	For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 1.71425% (6.86% annualized), the incentive fee on income equals 12.5% of the amount of our Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

For the period ended June 30, 2024, the Adviser earned a management fee of $411,738 and $439,689 of incentive fees from the Fund.

Expense limitation agreement

The Adviser and the Fund have entered into the Fourth Amended and Restated Expense Limitation Agreement. Subject to this agreement, the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses (excluding

24	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation or extraordinary expenses not incurred in the ordinary course of the Fund’s business, incentive fees, or any distribution or shareholder servicing fees) solely to the extent necessary to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s net asset value at each quarter end. Commencing on March 28, 2024 and extending through April 30, 2025, the Adviser and the Fund have entered into a fee waiver agreement, pursuant to which the Adviser agrees to waive the management fee under Investment Advisory Agreement and lower the expense cap under the Expense Limitation Agreement to 1.00%. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/ reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of recoupment. Under the expense limitation agreement the Adviser was not permitted to recoup such expenses beyond three years from when the applicable expense payment was made. During the period ended June 30, 2024, the Adviser waived/reimbursed $666,784 of eligible Fund expenses, which is disclosed in the Statement of Operations. As of June 30, 2024 the maximum available recoupment by the Adviser is $2,538,902. The Fund has assessed the likelihood that a recoupment will be paid by the Fund in accordance with the provisions of ASC 450, Contingencies. Based on this assessment, it has been determined that the recoupment is not probable or estimable as of June 30, 2024, and as such, an accrual has not been made on the statement of assets and liabilities.

Custodian, administrator, and transfer agent

The custodian to the Fund is U.S. Bank, N.A. The administrators to the Fund are U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A., and BSP. The transfer agent to the Fund is DST Systems, Inc.

Distribution agreement

Franklin Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor is an affiliate of BSP.

In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Shareholder Servicing Plan (“Distribution Plan”) for each Share class. The Distribution Plan permits the Fund to compensate the Distributor through an annual fee of 0.50% per year, payable quarterly on average daily net assets attributable to Class A Shares. The Distribution Plan also permits for a sales load of up to 2.0% on purchases of Class A Shares and a contingent deferred sales charge of up to 1.0%. Advisor Class Shares will not be charged an annual fee and will not incur sales charges. For the period ended June 30, 2024, Class A incurred distribution fees of $1,916, of which $553 is unpaid.

Related parties

Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. For the period ended June 30, 2024, the Fund incurred Trustee fees of $78,260, of which $0 is unpaid.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

5. Investment transactions

For the period ended June 30, 2024, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $97,848,634 and $35,213,197, respectively. The fund did not have any purchases or sales of long-term U.S. government securities during the period ended June 30, 2024.

6. Capital share transactions

	Period Ended	Year Ended
	June 30,	December 31,
Class A	2024	2023
Shares sold	113,883	8,415
Shares issued to holders in reinvestment of dividends	2,930	194
Shares redeemed from repurchase offers	—	—
Net increase in shares	116,813	8,609
Shares outstanding:
Beginning of year (period)	18,609	10,000
End of year (period)	135,422	18,609

	Period Ended	Year Ended
	June 30,	December 31,
Advisor Class	2024	2023
Shares sold	4,593,872	3,074,885
Shares issued to holders in reinvestment of dividends	8,427	11,707
Shares redeemed from repurchase offers	(73,463)	(253,311)
Net increase (decrease) in shares	4,528,836	2,833,281
Shares outstanding:
Beginning of year (period)	5,327,274	2,493,993
End of year (period)	9,856,110	5,327,274

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request	Repurchase Offer	Repurchase Offer	Shares	Amount
Deadline	Amount (Shares)	Amount ($)	Tendered	Tendered
March 22, 2024	295,776	$3,074,995	21,272	$221,232
June 24, 2024	418,830	$4,368,580	52,191	$544,349

7. Commitments and Contingencies

In the ordinary course of business, the Fund may enter into future funding commitments. As of June 30, 2024, the Fund had unfunded commitments on delayed draw term loans of $4,459,040 and unfunded commitments on revolver term loans of $2,496,544. The Fund maintains sufficient cash on hand and available borrowings to fund such unfunded commitments.

26	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As of June 30, 2024, the Fund had the following funding commitments:

		Commitment	Total	Remaining
Portfolio Company Name	Investment Type	Type	Commitment	Commitment
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Delayed Draw	$412,000	$412,000
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Revolver	258,000	258,000
Allied Benefit Systems Intermediate, LLC	Senior Secured First Lien Debt	Delayed Draw	790,000	790,000
Aramsco, Inc.	Senior Secured First Lien Debt	Delayed Draw	148,545	148,545
Avalara, Inc.	Senior Secured First Lien Debt	Revolver	50,000	50,000
Azurite Intermediate Holdings, Inc.	Senior Secured First Lien Debt	Delayed Draw	1,171,875	421,875
Azurite Intermediate Holdings, Inc.	Senior Secured First Lien Debt	Revolver	187,500	187,500
Demakes Borrower, LLC	Senior Secured First Lien Debt	Delayed Draw	283,000	283,000
Faraday Buyer, LLC	Senior Secured First Lien Debt	Delayed Draw	47,000	47,000
Ground Penetrating Radar Systems, LLC	Senior Secured First Lien Debt	Delayed Draw	196,000	196,000
Ground Penetrating Radar Systems, LLC	Senior Secured First Lien Debt	Revolver	105,000	105,000
Higginbotham Insurance Agency, Inc.	Senior Secured First Lien Debt	Delayed Draw	1,049,707	932,842
IW Buyer, LLC	Senior Secured First Lien Debt	Revolver	290,135	267,044
Keel Platform, LLC	Senior Secured First Lien Debt	Delayed Draw	460,000	460,000
PetVet Care Centers, LLC	Senior Secured First Lien Debt	Delayed Draw	226,000	226,000
PetVet Care Centers, LLC	Senior Secured First Lien Debt	Revolver	226,000	226,000
Reagent Chemical and Research, LLC	Senior Secured First Lien Debt	Revolver	387,000	387,000
Serrano Parent, LLC	Senior Secured First Lien Debt	Revolver	323,000	323,000
Touchdown Acquirer, Inc.	Senior Secured First Lien Debt	Delayed Draw	90,000	90,000
Volunteer AcquisitionCo, LLC	Senior Secured First Lien Debt	Delayed Draw	319,000	319,000
Volunteer AcquisitionCo, LLC	Senior Secured First Lien Debt	Revolver	638,000	638,000
Zendesk, Inc.	Senior Secured First Lien Debt	Delayed Draw	132,778	132,778
Zendesk, Inc.	Senior Secured First Lien Debt	Revolver	55,000	55,000
			$7,845,539	$6,955,584

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

8. Risk factors

Investment risks

First and second lien senior secured loans

When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine debt

Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of our entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Payment-in-kind (“PIK”) interest risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

More generally, investing in private companies involves a number of significant risks, including that they: may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may

28	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

have obtained in connection with our investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and trustees and employees of our Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

CLO securities risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs (“CLO Securities”) are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. The transaction documents relating to the issuance of CLO Securities may impose

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Covenant-lite loans risk

Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Market risks

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political

30	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, ongoing conflict between Russia and Ukraine and the Israel-Hamas war, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Inflation risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Interest rate risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.

The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.

The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Regulatory risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

Credit risk

Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.

Credit spread risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption, which

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Prepayment risk

Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Cybersecurity risk

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.

9. Credit Facility

The Fund obtains leverage through a credit facility (the “Facility”) U.S. Bank N.A. has made available pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. The Facility, when drawn, is secured by the Fund’s assets and has a maximum withdrawal capacity of $30,000,000. The Facility matures on April 1, 2025. Through the period ended June 30, 2024, the Fund’s maximum borrowing was $27,300,000 and average borrowing was $16,633,516. This borrowing resulted in interest expenses of $630,468 at a weighted average interest rate of 7.50% and is included in the Fund’s Statement of Operations. As of June 30, 2024, the Fund has an outstanding balance of $22,800,000.

10. Subsequent events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there have been no events that have occurred that would require adjustments to the Fund’s disclosures in the financial statements, except as disclosed below.

The Fund renewed the Investment Advisory Agreement on August 5, 2024.

32	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Expense examples (unaudited)

As a shareholder of the Franklin BSP Private Credit Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2024 through June 30, 2024.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Franklin BSP Private Credit Fund — Class A

	Beginning
	Account	Ending	Expenses Paid
	Value	Account	During Period*
	January 1,	Value	January 1, 2024 –
	2024	June 30, 2024	June 30, 2024
Actual	$1,000.00	$1,049.40	$28.13
Hypothetical (5% annual return before expenses)	$1,000.00	$997.41	$27.41

*	Expenses are equal to the share class’s annualized six-month expense ratio of 5.52%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the partial year period.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	33

Expense examples (unaudited) (cont’d)

Franklin BSP Private Credit Fund — Advisor Class

	Beginning Account Value January 1, 2024	Ending Account Value June 30, 2024	Expenses Paid During Period* January 1, 2024 – June 30, 2024
Actual	$1,000.00	$1,051.60	$25.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,000.30	$24.57

*	Expenses are equal to the share class’s annualized six-month expense ratio of 4.94%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the partial year period.

34	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Additional information (unaudited)

1. Shareholder Notification of Federal Tax Status

For the fiscal year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of dividends declared from ordinary income designated as qualified interest income for the year ended December 31, 2023 was as follows:

Percentage
Franklin BSP Private Credit Fund	95.14%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023 was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Percentage
Franklin BSP Private Credit Fund	20.95%

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

2. Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

3. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	35

Additional information (unaudited) (cont’d)

4. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

5. Distribution Reinvestment Plan

The Fund operates its distribution reinvestment plan (“DRP”) administered by DST Systems Inc. (“DST”). Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, DST, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. DST will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.

36	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Additional information (unaudited) (cont’d)

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at Franklin BSP Private Credit Fund c/o DST Systems, Inc. P.O. Box 219433 Kansas City, MO 64121-9433. Certain transactions can be performed by calling the toll free number 833-260-3565.

Franklin BSP Private Credit Fund 2024 Semi-Annual Report	37

Benefit Street Partners LLC

9 West 57th Street, Suite 4920

New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Franklin BSP Private Credit Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

38	Franklin BSP Private Credit Fund 2024 Semi-Annual Report

Investment Adviser

Benefit Street Partners LLC

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Custodian

U.S. Bank, N.A.

Two Liberty Place

S. 16th Street, Suite 2000

Philadelphia, PA 19102

Transfer Agent, Dividend Disbursing Agent, and Registrar

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The registrant’s President/Chief Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(5)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Franklin BSP Private Credit Fund

By (Signature and Title)	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	09-09-2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	09-09-2024

By (Signature and Title)	/s/ Nina Baryski
Nina Baryski, Chief Financial Officer and Treasurer

Date	09-09-2024